EXHIBIT 10.1(b)




                                    October 1, 1996


Ellena M. Byrne
Number One
Castledawson
Sion Hill, Blackrock
Co Dublin, Ireland

Dear Ellena,

     This letter will confirm our offer of continued employment with American Biogenetic Sciences, Inc. ("Company") and supersedes all prior agreements, understandings and arrangements between Ellena M. Byrne ("Employee") and the Company relating to such employment. The parties agree as follows:

     1. Retention of Services: The Company hereby retains the services of Employee, and Employee agrees to furnish such services in Dublin, Ireland, upon the terms and conditions hereinafter set forth.

     2. Term: The term of this Agreement shall be for a period of five (5) years commencing October 1, 1996 and automatically terminating on September 30, 2001 subject to earlier termination as provided herein or unless extended by mutual consent of both parties in writing sixty (60) days prior to the end of the term of this Agreement or any extension thereof. Nothing herein shall require the Company or the Employee to agree to any specific term or condition or to any continuation of Employee's employment beyond September 30, 2001.

     3. Employment: Subject to the terms and conditions and for the compensation hereinafter set forth, the Company employs the Employee for and during the term of this Agreement. Employee is hereby employed by the Company, her powers and duties of an executive nature shall be determined only by the Chairman of the Board or the Board of Directors or their duly authorized designee, from time to time; and the Employee does hereby accept such employment and agrees to use her best efforts and to devote all her normal business time, during the term of this Agreement, to the performance of her duties faithfully, diligently and to the best of her abilities upon the conditions hereinafter set forth. Employee shall report to the Chairman of the Board and Board of Directors (collectively hereinafter referred to as the "Board") of the Company.

     4. Compensation: During the term of this Agreement, the Company agrees to pay Employee, and Employee agrees to accept, an annual gross compensation of Eighteen Thousand and Two Thousand Dollars (US$18,200.) and Fifty Thousand Irish Pounds (-50,000) per year, for all services rendered by Employee hereunder including being a Director of the Company which may be increased from time to time by the Compensation Committee of the Board of Directors.


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     5.  Expenses:  The Company shall  reimburse  Employee,  not less often than monthly, for all reasonable and actual business expenses incurred by her in connection with her service to the Company, upon submission by Employee of appropriate vouchers and expense account reports.

     6. Benefits: In addition to the compensation to be paid to Employee hereunder, the Company shall continue to provide medical insurance in accordance with the Company's Plan(s). The Employee shall be entitled to a four (4) weeks annual vacation. The Company shall maintain a life insurance policy for Employee's beneficiary for One Hundred Thousand Irish Pounds.

     7. Employee Covenant: The "Employee's Confidentiality and Non-Competition Agreement" with the Company dated January 6, 1985 is in full force and effect, and is incorporated herein by reference as if fully set forth herein.

     8. Return of Company Property: Employee agrees that following the termination of her employment for any reason, she shall return all property of the Company which is then in or thereafter comes into her possession, including, but not limited to, documents, contracts, agreements, plans, photographs, books, notes, electronically stored data and all copies of the foregoing as well as any other materials or equipment supplied by the Company to the Employee.

     9. Termination:

     [A] Death: In the event of the Employee's death during the term of her employment, this Agreement shall automatically terminate on the date of death, and Employee's estate shall be entitled to payment of Employee's compensation until date of death.

     [B] Disability: In the event the Employee, by reason of physical or mental incapacity, shall be disabled for a period of at least two (2) consecutive months in any of the years of this Agreement or any extension hereof, the Company shall have the option at any time thereafter, to terminate Employee's employment and to terminate this Agreement; such termination to be effective ten
(10) days after the Company gives written notice of such termination to the Employee, and all obligations of the Company hereunder shall cease upon the date of such termination. "Incapacity" as used herein shall mean the inability of the Employee to perform her normal duties as an executive officer of the Company.

     [C] Company's Rights To Terminate This Agreement:

          [a] The Company shall have the right, before the expiration of the term of this Agreement, to terminate this Agreement and to discharge Employee for cause (hereinafter "Cause"), and all compensation to Employee shall cease to accrue upon discharge of the Employee for Cause. For the purposes of this Agreement, the term "Cause" shall mean the Employee's (i) violation of the Company's written policy or specific written directions of the Chairman of the Board which directions are consistent with normally acceptable business practices or the failure to observe, or the failure or refusal to perform any obligations required to be performed in accordance with this Agreement. (ii) admission or conviction of a serious crime involving moral turpitude or (iii) if the Chairman of the Board determines that employee has committed a demonstrable act (or omission) of malfeasance seriously detrimental to this Company (which shall not include any exercise of business judgment in good faith).


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          [b] If the Company,  elects to  terminate  Employee's  employment  for
Cause, under Section 9[C][a](i), the Company shall first give Employee written notice and a period of thirty (30) days to cure such Cause, and if such Cause is not cured in said thirty (30) days, such termination shall be effective five (5) days after the Company gives written notice of such termination to the Employee. In the event of a termination of the Employee's employment for Cause in accordance with the provisions of Section 9[C][a](i), (ii) or (iii), the Company shall have no further obligation to the Employee, except for the payment of compensation through the date of such termination from employment.

     10. Waiver: Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any other breach or default hereof.

     11. Governing Law: The validity of this Agreement or of any of the provisions hereof shall be determined under and according to the laws of the State of New York, and this Agreement and its provisions shall be construed according to the laws of the State of New York without reference to its choice of law rules.

     12. Notice: Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and by registered or certified mail and mailed to the following addresses:

         Company:                American Biogenetic Sciences, Inc.
                                 1375 Akron Street
                                 Copiague, New York 11726
                                 Attention: Alfred J. Roach
                                 Chairman and CEO

         Employee:               Ellena M. Byrne
                                 Number One
                                 Castledawson
                                 Sion Hill, Blackrock
                                 Co Dublin, Ireland

     13. Assignment: The Employee's assignment of this Agreement or any interest herein, or any monies due or to become due by reason of the terms hereof, without the prior written consent of the Company shall be void. This Agreement shall be binding upon the Company, its successors (including any transferee of the good will of the Company) or assigns.

     14. Prior Agreements Superseded: This Agreement supersedes any employment agreements, oral or written, entered into between Employee and the Company prior to the date of this Agreement.

     15. Miscellaneous: This Agreement contains the entire understanding between the parties hereto and supersedes all other oral and written agreements or understandings between them. No modification or addition hereto or waiver or cancellation of any provision shall be valid except by a writing signed by the party to be charged therewith.

     16. Obligations of a Continuing Nature: It is expressly understood and agreed that the covenants, agreements and restrictions undertaken by or imposed on Employee hereunder, which are stated to exist or continue after termination of Employee's employment with the Company, shall exist and continue irrespective of the method or circumstances of such termination from employment or termination of this Agreement.

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     17. Severability:  Employee agrees that if any of the covenants, agreements or restrictions on the part of Employee are held to be invalid by any court of competent jurisdiction, such holding will not invalidate any of the other covenants, agreements and/or restrictions herein contained and such invalid provisions shall be severable so that the invalidity of any such provision shall not invalidate any others. Moreover, if any one or more of the provisions contained in this Agreement shall be held to be excessively broad as to duration, activity or subject, such provisions shall be construed by limiting and reducing them so as to be enforceable to the maximum extent allowed by applicable law.

     18. Descriptive Headings.  The paragraphs headings contained herein are for
reference   purposes   only  and  shall  not  in  any  affect  the   meaning  or
interpretation of this Agreement.

     If the foregoing is in accordance with your understanding of the agreement between us, will you kindly signify same by signing this Agreement in the space provided below.

                                         Sincerely,

                                         AMERICAN BIOGENETIC SCIENCES, INC.


                                         /s/Alfred J. Roach
                                         ------------------
                                         Alfred J. Roach
                                         Chairman of the Board

AGREED AND ACCEPTED
as of the above date


/s/Ellena M. Byrne
------------------
Ellena M. Byrne


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